SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                                         June 12, 1997
Date of Report (Date of earliest event reported) ______________________________


                    KING POWER INTERNATIONAL GROUP CO., INC.
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         (Exact name of registrant as specified in its charter)


                                     Nevada
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                 (State or other jurisdiction of incorporation)

       33-10281                                     75-2641513
-------------------------            ---------------------------------------
(Commission File Number)                 (IRS Employer Identification No.)


              16910 Dallas Parkway, Suite 100, Dallas, Texas 75248
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   (Address of principal executive offices)                      (Zip Code)


                                                           (915) 682-1761
Registrant's telephone number, including area code ____________________________


                              IMMUNE AMERICA, INC.
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          (Former name or former address, if changed since last report)

ITEM 1.  Changes in Control of Registrant.

On June 12, 1997, pursuant to an agreement (the "Agreement") between Immune America, Inc. (now King Power International Group Co., Ltd.), a Nevada corporation (the "Registrant"), all or substantially all of the shareholders (the "Shareholders") of two Thailand corporations, J.M.T. Group Co., Ltd. and J.M.T. Duty Free Co., Ltd. (collectively, the "Thai Companies"), and Halter Capital Corporation, a Texas corporation, the Shareholders acquired beneficial ownership of 18,800,000 shares of the Registrant's common stock, par value $.001 (the "Acquired Shares"). Halter Capital Corporation served as a consultant to the Registrant in the transaction. The Shareholders and their individual holdings of the Registrant's common stock following the transaction are identified in Exhibit 99 accompanying this Current Report. In consideration of the Acquired Shares, the Shareholders delivered to the Registrant all of the capital stock the Shareholders held in the Thai Companies, that is, 100% of the capital stock of J.M.T. Group Co., Ltd. and 95% of the capital stock of J.M.T. Duty Free Co., Ltd., thereby making the Thai Companies subsidiaries of the Registrant.

The basis of control of the Registrant by the Shareholders results from their beneficial ownership of approximately 94% of the issued and outstanding shares of the Registrant's common stock. There are no arrangements known to the Registrant, the operation of which may at a subsequent date result in another change of control of the Registrant. Under the terms of the Agreement, seven persons nominated by the Shareholders -- Vichai Raksriaksorn, Viratana Suntaranond, Antares Cheng, Suwan Panyapas, Benjamin B. Fattedad, Aimon Boonkhundha and Damamoon Prachimod -- were elected to the Registrant's Board of Directors, and immediately thereafter the four previously serving Directors -- Glenn A. Little, Matthew Blair, Dr. Elizabeth Huntley and Kevin B. Halter, Jr. -- resigned. Moreover, the name of the Registrant was changed from Immune America, Inc. to King Power International Group Co., Ltd.

Prior to the transactions described above, approximately 49.9% of the issued and outstanding shares of the Registrant's common stock were owned by Little & Company, 211 West Wall, Midland, Texas 79701. The remaining shares, prior to the transactions, were held by approximately 490 shareholders. Following the above transactions, the shares of the Registrant's common stock beneficially owned by Little & Company constitute less than 1% of the Registrant's issued and outstanding common stock.


ITEM 2.  Acquisition or Disposition of Assets.

As described in Item 1, above, on June 12, 1997 the Registrant acquired 100% of the capital stock of J.M.T. Group Co., Ltd. and 95% of the capital stock of J.M.T. Duty Free Co., Ltd., both Thailand corporations, thereby making the Thai Companies subsidiaries of the Registrant. In consideration of the acquired capital stock of the Thai Companies, the Registrant issued and delivered to the Shareholders of the Thai Companies 18,800,000 shares of the Registrant's common stock. This consideration for the acquired capital stock of the Thai Companies was determined as a result of arm's length negotiations between Immune America, Inc. and certain of the Shareholders as representatives of all of the Shareholders.

The Thai Companies own and operate duty free concessions and retail tourist shops in Bangkok, Phuket, Hat Yai and Chian Mai, all Thailand. The Registrant will continue the business conducted by the Thai Companies.

ITEM 7.  Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

     It is impracticable at this time to file the required financial statements of the acquired business. The Registrant, however, believes that such information will be filed, and hereby undertakes to file such information, in no event later than 60 days from June 27, 1997.

(b)  Pro forma financial information.

     It is impracticable at this time to file the required pro forma financial information relative to the acquired business. The Registrant, however, believes that such information will be filed, and hereby undertakes to file such information, in no event later than 60 days from June 27, 1997.

(c)  Exhibits.

     2 Stock Purchase Agreement dated April 10, 1997, between the Registrant, all or substantially all of the Shareholders of three Thailand corporations, Downtown D.F.S. (Thailand) Co., Ltd., J.M.T. Group Co., Ltd. and J.M.T. Duty Free Co., Ltd. (collectively, the "Thai Companies"), and Halter Capital Corporation, a Texas corporation, related to the acquisition of 100% of the capital stock of J.M.T. Group Co., Ltd. and 95% of the capital stock of J.M.T. Duty Free Co., Ltd., thereby making the Thai Companies subsidiaries of the Registrant.

     2.1 Amendment No. 1 to the Stock Purchase Agreement dated June 7, 1997, whereby acquisition by the Registrant of the capital stock of Downtown D.F.S. (Thailand) Co., Ltd. was amended out of the Stock Purchase Agreement.

     3 Certificate of Amendment of Articles of Incorporation of Registrant dated June 11, 1997, changing the name of Registrant from Immune America, Inc. to King Power International Group Co., Ltd.

     99 List of the Shareholders disposing of their capital stock in the Thai Companies in consideration of the Acquired Shares in Registrant, and the number of Acquired Shares beneficially owned by each such Shareholder following the transactions pursuant to the Stock Purchase Agreement, as amended (Exhibits 2 and 2.1)

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                    KING POWER INTERNATIONAL GROUP CO., LTD.


                                   /s/ Vichai Raksriaksorn
                  By:  ________________________________________________________
                       Vichai Raksriaksorn, President and Chairman of the Board




Dated:  June 17, 1997

                                 EXHIBIT INDEX


   Exhibit
   Number

     2.1 Stock Purchase Agreement dated April 10, 1997, between the Registrant, all or substantially all of the Shareholders of three Thailand corporations, Downtown D.F.S. (Thailand) Co., Ltd., J.M.T. Group Co., Ltd. and J.M.T. Duty Free Co., Ltd. (collectively, the "Thai Companies"), and Halter Capital Corporation, a Texas corporation, related to the acquisition of 100% of the capital stock of J.M.T. Group Co., Ltd. and 95% of the capital stock of J.M.T. Duty Free Co., Ltd., thereby making the Thai Companies subsidiaries of the Registrant.

     2.2 Amendment No. 1 to the Stock Purchase Agreement dated June 7, 1997, whereby acquisition by the Registrant of the capital stock of Downtown D.F.S. (Thailand) Co., Ltd. was amended out of the Stock Purchase Agreement.

     3 Certificate of Amendment of Articles of Incorporation of Registrant dated June 11, 1997, changing the name of Registrant from Immune America, Inc. to King Power International Group Co., Ltd.


     99 List of the Shareholders disposing of their capital stock in the Thai Companies in consideration of the Acquired Shares in Registrant, and the number of Acquired Shares beneficially owned by each such Shareholder following the transactions pursuant to the Stock Purchase Agreement, as amended (Exhibits 2.1 and 2.2).

EXHIBIT  2.1

                            STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement ("Agreement") is made and entered into this 10th day of April, 1997, by and between the Shareholders , (collectively the "Shareholders") of J.M.T. Group Co., Ltd. Downtown D.F.S. (Thailand) Co. Ltd. and J.M.T. Duty Free Co., Ltd., three Thailand Corporation (collectively the "Thai Companies"), Immune America, Inc., a Nevada corporation (the "Company") and Halter Capital Corporation, a Texas corporation ("HCC").

                                    RECITALS

     A. The Shareholders own 100% of the common stock of J.M.T. Group Co., Ltd. and 100% of the common stock of Downtown D.F.S. (Thailand Co., Ltd. and 95% of the common stock of J.M.T. Duty Free Co., Ltd. and desires the Thai Companies to become a publicly held corporation through a reverse merger into an existing publicly held shell corporation.

     B. HCC desires to assist the other parties hereto in completing the transactions contemplated herein, including the reverse merger transaction, regulatory filings and matters as they pertain to the Securities and Exchange Commission ("SEC"), federal securities laws and other general corporate matters.

     C. HCC through arrangements it has made, will cause the Company to issue eighteen million eight hundred thousand (18,800,000) shares of its common stock $0.001 par value per share ("the Shares") to Shareholders which represents 94% interest in the Company.

     D. The Shareholders shall at Closing (as defined herein) transfer all the shares held by them in the Thai Companies to the Company, which represents 97% interest in the Thai Companies.

     E. For services rendered and to be rendered by HCC, Shareholders will on or before April 10,, 1997 deliver to HCC a good faith deposit of. sixty thousand U.S.dollars (U.S.$60,000) to HCC ("the Deposit") of which thirty thousand U.S. dollars (U.S. $30,000 dollars) is non-refundable, to be applied toward the final purchase price. In the event that the contemplated transaction does not close on or before July 10, 1997 for no fault attributable to HCC or the Company, HCC will be entitled to keep the thirty thousand U.S. dollars (U.S.$30,000) non-refundable deposit, and neither HCC nor the Company will be under any further obligation to proceed with the transaction.

NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the parties hereto agree as follows:

     1. Purchase of the Shares by Shareholders. Subject to and upon the terms and conditions contained herein, on the Closing Date (as defined herein), HCC shall cause the Company to sell, transfer, assign, convey and deliver to Shareholders, free and clear of all adverse claims, security interests, liens, claims and encumbrances (other than restrictions under state and federal securities laws) and Shareholders shall purchase, accept and acquire from the Company the Shares.

     2. Escrow of the Shares. To secure the obligations of Shareholders to pay the purchase price, the Shares shall, at the execution of this Agreement, be placed in escrow with Securities Transfer Corporation, a Texas corporation and transfer agent for the Company ("STC"), under an escrow agreement in form and substance mutually satisfactory to the parties which shall provide that the Shares shall be held in escrow and not released to Shareholders until Closing. At Closing, four percent (4%) or seven thousand (752,,000) of the Shares (the "Escrowed Shares") shall be placed in escrow with STC for a period of twelve
(12)months after Closing. Shareholders shall have financial statements prepared and audited by a reputable accounting firm acceptable to HCC, reflecting the business of the Company in accordance with generally accepted accounting principles in the United States. The Escrowed Shares shall not be released to Shareholders until the expiration of the escrow agreement and only upon Shareholders presenting to HCC audited financial statements that reflect that over the previous twelve (12) month period the business of the Company shall have had net earnings (after tax) of at least U.S. Six Million Dollars (U.S. $6,000,000). If the Company does not meet the minimum earnings requirements as mentioned above, then the escrow agent shall be authorized to release the Escrowed Shares to HCC. In the event that Shareholders does not acquire the Shares, or does not pay the purchase price of U.S. One Hundred-eighty thousand dollars (U.S.$180,000), then HCC shall be entitled to recover the Shares.

     3. Closing. Subject to the conditions precedent set forth herein, the purchase of the Shares (the "Closing") shall take place either (i) at a place to be mutually agreed upon between the parties or (ii) by the exchange of documents via courier, on or before July 10, 1997. The date on which the Closing actually occurs is sometimes referred to herein as the "Closing Date".

     4. Representations and Warranties of Shareholders. Unless specifically stated otherwise, Shareholders represents and warrants that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date:

          A. Authorization and Validity. The execution, delivery and performance by Shareholders of this Agreement and the consummation of the transaction contemplated hereby have been duly authorize by Shareholders. This Agreement has been or will be as of the Closing Date duly executed and delivered by Shareholders and constitutes or will constitute legal, valid and binding obligations of Shareholders, enforceable against Shareholders in accordance with its respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

          B. Consents/Approvals/Conflict. Except for the compliance with applicable federal and state securities laws, no consent, approval, authorization or order of any court or governmental agency or other body is required for Shareholders to consummate the purchase of the Shares. Neither the execution, delivery, consummation or performance of this Agreement shall conflict with, constitute a breach of any agreement to which Shareholders is a party or by which it is bound nor, to the best of Shareholders's knowledge and belief, any exiting law, rule, regulation, or any decree of any court or governmental department, agency, commission, board or bureau, domestic or foreign, having jurisdiction over Shareholders, nor result in the creation of any lien or other encumbrance upon the Shares.

          C. Investment Intent. Shareholders is acquiring the Shares for its own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution of all or any part thereof, except (i) in an offering covered by a registration statement filed with the SEC under the Securities Act of 1933, as amended (the "Act"), covering the Shares, or (ii) pursuant to an applicable exemption under the Act.

          D. Disclosure of Information. Shareholders acknowledges that it or its representatives have been furnished with information regarding the Company and its business, assets, results of operations, and financial condition so as to allow Shareholders to make an informed decision regarding an investment in the Shares. Shareholders further represents that it has had an opportunity to ask questions of and receive answers from the Company regarding the Company and its business, assets, results of operation, and financial condition.

          E. Investment Experience. Shareholders acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Shares, and have such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Shares.

          F. Restricted Securities. Shareholders understands that the Shares will not have been registered pursuant to the Act or any applicable state securities laws, that the Shares will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations the Shares cannot be sold or otherwise disposed of without registration under the Act or an exemption therefrom. In this connection, Shareholders represents that it is familiar with Rule 144 promulgated by the SEC under the Act, as currently in effect, and understands the resale limitations imposed thereby and by the Act. Stop transfer instructions may be issued to the transfer agent for securities of the Company (or a notation may be made in the appropriate records of the Company) in connection with the Shares.

          G. Legend. It is agreed and understood by Shareholders that the certificates representing the Shares shall each conspicuously set forth on the face or back thereof a legend in substantially the following form:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     5. Representations and Warranties of HCC. Unless specifically stated otherwise, HCC represents and warrants that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date:

          A. Authorization and Validity. The execution, delivery and performance by HCC of this Agreement and the consummation of the transaction contemplated hereby, has been duly authorized by HCC. This Agreement has been or will be as of the Closing Date duly executed and delivered by HCC and constitutes or will constitute legal, valid and binding obligations of HCC, enforceable against HCC in accordance with its respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

          B. HCC Further Services. As part of the consideration to be received by HCC, HCC agrees that beginning on the Closing Date, HCC will do and perform the following:

          (i) Through it's attorney, prepare any and all documents required to be filed with the SEC and/or the American Stock Exchange in order to finalize the transaction detailed in this Agreement.

          (ii) Prepare any and all applications and forms required for the Shares to become listed on the American Stock Exchange Stock Market.

          (iii) That the company will have 400 shareholders.


     6. Representations and Warranties of the Company. Unless specifically stated otherwise, the Company hereby represents and warrants that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date:

          A. Organization and Good Standing; Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of its State of Nevada, with all requisite corporate power and authority to carry on the business in which it is engaged, to own the properties it owns, and is duly qualified and licensed to do business and is in good standing in all jurisdictions where the nature of its business makes such qualification necessary.

          B. Capitalization. At the execution date of this Agreement, the authorized capital stock of the Company consists of 100,000,000 shares of common stock, $ 0.001 par value per share, of which one million two-hundred thousand (1,200,000) shares will be issued and outstanding. All of the issued and outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable. The Company is not a party to or bound by, nor does it have any knowledge of, any agreement, instrument, arrangement, contract, obligation, commitment or understanding of any character, whether written or oral, express or implied, relating to the sale, assignment, encumbrance, conveyance, transfer or delivery of any capital stock of the Company. The Company has no subsidiaries and no ownership of the securities of any other entity. As of the Closing, the shareholders of Shareholders will own eighteen million eight hundred thousand (18,800,000) of the twenty million (20,000,000) shares (or approximately 94%) of the Company which will then be outstanding. The Company will have approximately 400 shareholders.

          C. Documents Genuine. All originals and/or copies of the Company's Certificate of Incorporation and Bylaws, each amended to date, and all minutes of meetings and written consents in lieu of meetings of shareholders, directors and committees of directors of the Company, financial data, and any and all other documents, material, data, files, or information which have been or will be furnished to Shareholders, are, to the best of the Company's knowledge, true, complete, correct and unmodified originals and/or copies of such documents, information, data, files or material.

          D. Authorization and Validity. The execution, delivery and performance by the Company of this Agreement and the consummation of the transaction contemplated hereby has been duly authorized by the Company. This Agreement has been or will be as of the Closing Date duly executed and delivered by the Company and constitutes or will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

          E. Restrictive Covenants. Prior to the consummation of the proposed transaction, the Company shall conduct its business in the ordinary and usual course without unusual commitments and in compliance with all applicable laws, rules, and regulations. Furthermore, the Company will not, without the prior written consent of Shareholders, (i) make any changes in its capital structure, (ii) incur any liability or obligation, (iii) incur any indebtedness for borrowed money, (iv) make any loans or advances, (v) declare or pay any dividend or make any other distribution with respect to its capital stock, (vi) issue, sell or deliver or purchase or otherwise acquire for value any of its stock or other securities, except as described in this Agreement (vii) mortgage, pledge, or subject to encumbrance any of its assets or properties, (viii) sell or transfer any of its assets or properties, (ix) make any investment of a capital nature, (x) adopt or amend in any material respect any collective bargaining agreement or employee benefit plan, or (xi) issue any options to purchase the capital stock of the Company.

          F. Consents/Approvals/Conflict. Except for the compliance with applicable federal and state securities laws and approval of the Company's Board of Directors, no consent, approval, authorization or order of any court or governmental agency or other body is required for the Company to consent to entering into this Agreement. Neither the execution, delivery, consummation or performance of this Agreement shall conflict with, constitute a breach of the Company's Certificate of Incorporation or Bylaws, as amended to date, or any note, mortgage, indenture, deed of trust or other agreement or instrument to which the Company is a party or by which it is bound nor, to the best of the Company's knowledge and belief, any existing law, rule, regulation, or any decree of any court or governmental department, agency, commission, board or bureau, domestic or foreign, having jurisdiction over the Company.

          G. Financial Statements. The Company shall have furnished to Shareholders its audited balance sheet, statements of income and retained earnings, statements of cash flows, and notes to the financial statements relevant thereto, as of December 31, 1996, with said financial statements reflecting the then current assets and liabilities of the Company pursuant to generally accepted accounting principles in the United States. The Company has no liabilities of any kind or nature whatsoever as of December 31, 1996 and will have no liabilities of any kind or nature as of the Closing Date. The financial statements delivered to Shareholders will reflect the financial condition of the Company in all material respects as of the Closing Date.

          H. Taxes. To the best knowledge and belief of the Company all income, excise, unemployment, social security, occupational, franchise and any and all other taxes, duties, assessments or charges levied, assessed or imposed upon the Company by the United States or by any state or municipal government or subdivision or instrumentality thereof which are due and payable as of the Closing Date have been duly paid, and all required tax returns or reports concerning any such items have been duly filed.

          I. Guarantees or Indebtedness to Affiliates. There are no contracts or commitments by the Company directly or indirectly guaranteeing the payment or performance (or both) of any obligations of any third party person or entity whatsoever, including the Company's shareholders. Further, the Company is not indebted to any officer, director, employee, or shareholders thereof as of the Closing Date.

          J. Pending or Threatened Litigation. There are no actions, governmental investigations, suits, arbitrations or other administrative, criminal or civil actions pending or threatened against the Company. In addition, to the best of the Company's knowledge, the Company does not know of any basis that exists for any such action, suit, investigation, arbitration or proceeding.

          K. Environmental Matters. The Company has received no written notice of any investigation or inquiry by any governmental entity under any applicable laws pertaining to health or the environment, including without limitation (i) the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, as amended, and (ii) the Resources Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984, as amended. To the actual current knowledge of the Company, the Company has not disposed of any hazardous substance on any property owned or leased by the Company and no condition exists on such property which would subject the Company or such property to any remedial obligations under any applicable environmental laws.

          L. Disclosure. No representations or warranties by the Company in this Agreement and no statement contained in any document (including, without limitation, financial statements), certificate, or other writing furnished or to be furnished by the Company to Shareholders or any of its representatives pursuant to the provisions hereof or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading.

          M. SEC Status.  The Company is a reporting  company  (registered under
     Section 12(g) of the Securities Exchange Act of 1934) and is required to file periodic reports with the SEC. the Company is not in violation of any laws, rules or regulations under any state or federal securities laws.


          N. Contracts. As of the Closing Date, there will be no contracts, agreements, arrangements or understandings entered into by the Company which cannot be immediately terminated by the Company, except for the transfer agent agreement with Securities Transfer Corporation.

          O. Acquisition of CI. On the Closing Date, the Company will issue nine million one hundred (9,100,000) shares of Common Stock to CI's shareholders in exchange for shares of CI's common stock pursuant to the exemption from registration provided by Section 4(2) of the Act, and the Company shall thereby become the owner of 100% of CI's outstanding common stock.

          P. Change of Corporate Name. As of the Closing Date, the Company will do and perform all actions necessary to change the name of the Company to .

     7. Conditions to Obligations of Shareholders. All obligations of Shareholders under this Agreement are subject to delivery at Closing of each of the following documents (the delivery of any one or more of which may, in the absolute discretion of Shareholders, be waived by Shareholders):

          (a) Certificate(s) representing the Shares to be delivered pursuant to this Agreement duly endorsed or accompanied by duly executed stock powers.

          (b) Certificates executed respectively by HCC and the Company dated the Closing Date, certifying that:

               (i) The representations and warranties of HCC and the Company contained in this Agreement are then true in all respects; and

               (ii) HCC and the Company have  complied with all  agreements  and conditions required by this Agreement to be performed or complied with by it.

          (c) Certified resolutions of the Board of Directors of the Company authorizing the execution and delivery of this Agreement.

          (d) Certificate of Good Standing of the Company from the Secretary of State of Nevada dated as of the most recent practicable date.

          (e) Resignations from all of the Company's officers and directors, and a certificate of the Company setting forth the resolution pursuant to which new directors have been elected to the Company, dated the Closing Date, electing those persons designated by Shareholders as directors of the Company; and

          (f) A legal opinion from the Company's legal counsel opining as to the Company's warranties and representations in Sections 5A,D,J and K.

          (g) All original corporate books and records, including the Company's certified financial statements, which are appropriate for
               Shareholders to properly continue with the business of the Company.

     8. Conditions to Obligations of HCC. All obligations of HCC under this Agreement are subject to the delivery to it at Closing each of the following instruments (the delivery of any one or more of which may, in the absolute discretion of HCC, be waived by HCC):

          (a) A cashier's check or wire transfer in the amount of U.S. One Hundred Thousand (U.S. $100,000) made payable to HCC.

          (b) A certificate executed by Shareholders dated the Closing Date, certifying that:

               (i) Audited financial statements of CI as of December 31, 1996, prepared by a big six auditing firm or a firm acceptable to HCC. Said statements shall be prepared in accordance with generally accepted accounting principles in the United States and shall reflect assets of no less than U.S.$ million, shareholder equity of no less than U.S. $(10,000,000) ten million, sales of no less than U.S. $ million and a net profit of no less than U.S. ($2,000,000) two million.

               (ii) The representations and warranties of Shareholders contained in this Agreement are then true in all respects.

               (iii)Shareholders   has   complied   with  all   agreements   and
                    conditions required by this Agreement to be performed or complied with by it.

          (c) Certified resolutions of the Board of Directors of Shareholders authorizing the execution and delivery of this Agreement; and

          (d) Audited financial statements prepared by Shareholders reflecting the minimum amounts stated in 8.b.(i) above.

     9. Indemnification by Shareholders. Shareholders hereby agrees to indemnify and hold harmless HCC and the Company and its successors and assigns for the full amount of all losses, claims, expenses or liabilities (including without limitation reasonable attorneys' fees) arising from or relating to (i) any breach of the representations and warranties made by Shareholders in this Agreement, and (ii) any failure of Shareholders duly to perform any covenant in this Agreement to be performed by Shareholders.


     10. Indemnification by HCC. HCC hereby agrees to indemnify and hold harmless Shareholders and its successors and assigns for the full amount of all losses, claims, expenses or liabilities (including without limitation reasonable attorneys' fees) arising from or relating to (i) any breach of the representations and warranties made by HCC in this Agreement, and (ii) any failure of HCC duly to perform any covenant in this Agreement to be performed by HCC.

     11. Indemnification by the Company. The Company hereby agrees to indemnify and hold harmless Shareholders and its successors and assigns for the full amount of all losses, claims, expenses or liabilities (including without limitation reasonable attorneys' fees) arising from or relating to (i) any breach of the representations and warranties made by the Company in this Agreement, and (ii) any failure of the Company duly to perform any covenant in this Agreement to be performed by the Company

     12. Miscellaneous.

          A. Amendment. This Agreement may be amended, modified, or supplemented only by an instrument in writing executed by all the parties hereto.

          B. Assignment. Neither this Agreement nor any right created hereby or in any agreement entered into in connection with the transactions contemplated hereby shall be assignable by any party hereto without the written consent of the parties not seeking assignment.

          C. Parties In Interest; No Third Party Beneficiaries. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties hereto. Neither this Agreement nor any other Agreement contemplated hereby shall be deemed to confer upon any person not a party hereto or thereto any rights or remedies hereunder or thereunder.

          D. Entire Agreement. This Agreement and the agreements contemplated hereby constitute the entire agreement of the parties regarding the subject matter hereof, and supersede all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

          E. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in its terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

          F. Survival of Representations, Warranties and Covenants. The representations, warranties and covenants contained herein shall survive the Closing and all statements contained in any certificate, exhibit or other instrument delivered by or on behalf of HCC, the Company, or Shareholders, as the case may be, and, notwithstanding any provision in this Agreement to the contrary, shall survive the Closing.

          G. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS (BUT NOT THE PRINCIPLES GOVERNING CONFLICT OF LAWS) OF THE STATE OF TEXAS.

          H. Captions. The captions in this agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

          I. Gender and Number. When the context requires, the gender of all words used herein shall include the masculine, feminine and neuter and the number of all words shall Include the singular and plural.

          J. Reference to Agreement. Use of the words "herein", "hereof" , and "hereto" and the like in this Agreement shall be construed as references to this Agreement as a whole and not to any particular Article, Section or provision in this Agreement, unless otherwise noted.

          K. Notice. Any notice or communication hereunder or in any agreement entered into in connection with the transactions contemplated hereby must be in writing and given by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, or by delivering the same in person. Such notice shall be deemed received on the date on which it is hand delivered or on the third business day following the date on which it is to be mailed. For purposes of notice, the addresses of the parties shall be:


              If to Shareholders:



              If to HCC:             16910 Dallas Parkway, Suite 100
                                     Dallas, Texas  75248
                                     Attn:  Mr. Kevin B. Halter, Jr.

              If to the Company:     211 West Wall
                                     Midland, Texas  79701

          L. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing facsimile signature of a party shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.


Downtown D.F.S. (Thailand) Co., Ltd.


By: /s/ Vichai Raksriaksorn
    -----------------------------
    Vichai Paksriaksorn, Chairman
    On behalf of the shareholders

J.M.T. Group Co., Ltd.

By: /s/ Vichai Raksraiksorn
    -----------------------------
   Vichai Paksriaksorn, Chairman
   On behalf of the shareholders

J.M.T. Duty Free Co., Ltd.

By: /s/ Vichai Raksraiksorn
    -----------------------------
   Vichai Paksriaksorn, Chairman
   On behalf of the shareholders


Immune America, Inc.


By: /s/ Glenn Little
    -----------------------------
    Glenn Little, President


Halter Capital Corporation


By:  /s/ Kevin B. Halter, Jr.
     -------------------------------------
     Kevin B. Halter, Jr., Vice-President

                                  EXHIBIT 2.2

                                 AMENDMENT NO. 1
                                       TO
                            STOCK PURCHASE AGREEMENT



     This Amendment No. 1 to Stock Purchase Agreement (this "Amendment") is made and entered into this 7th day of June, 1997, by and between the shareholders (collectively the "Shareholders") of J.M.T. Group Co., Ltd. Downtown D.F.S. (Thailand) Co. Ltd. and J.M.T. Duty Free Co., Ltd., three Thailand Corporation (collectively the "Thai Companies"), Immune America, Inc., a Nevada corporation (the "Company") and Halter Capital Corporation, a Texas corporation ("HCC").

                                    RECITALS

     A. The parties to this Amendment are the same parties to that certain Stock Purchase Agreement dated April 10, 1997 (the "Agreement"), and the parties desire to amend the Agreement as provided herein.

     B. The capitalized terms used, but not defined, in this Amendment shall have the same meaning herein as provided for such capitalized terms in the Agreement.

     NOW, THEREFORE, in consideration of the recitals and of the mutual promises and covenants contained herein and in the Agreement, and for other good and valuable consideration, the parties agree as follows:

     1. The Agreement is hereby amended by deleting Downtown D.F.S. (Thailand) Co., Ltd. as a party thereto, with effect and without further obligation to the other parties under the Agreement from the date of this Amendment. From the date of this Amendment, the Thai Companies, as that term is used in the Agreement, shall refer only to J.M.T. Group Co., Ltd. and J.M.T. Duty Free Co., Ltd.

     2. The fourth sentence of Section 2, Escrow of the Shares, of the Agreement is hereby deleted in its entirety and the following sentence substituted therefor:

     "The Escrowed Shares shall not be released to the Shareholders until the expiration of the escrow agreement and only then upon the Shareholders presenting to HCC audited financial statements for 1997 which reflect that for the year the business of the Company had net earnings (after tax) of at least U.S. Eight Million Dollars (U.S. $8,000,000) and net equity at the end of the year of at least U.S. Twelve Million Dollars (U.S. $12,000,000)."

     3. The conditions contained in Subsections (b) and (d) of Section 8, Conditions to Obligations of HCC, are hereby waived by HCC; however, audited consolidated financial statements of the Thai Companies prepared by an accounting firm acceptable to HCC in accordance with generally accepted accounting principles in the United States and Regulation S-X of the United States Securities and Exchange Commission, for the periods and otherwise in the manner and form described in the attached Exhibit A, shall be delivered by the Shareholders to HCC within forty-five (45) days of Closing.

     4. The remaining provisions of the Agreement remain unchanged.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by its authorized representative as of the date first above written.


Downtown D.F.S. (Thailand) Co., Ltd.     J.M.T. Group Co., Ltd.



By: /s/Vichai Raksriaksorn                By: /s/ Vichai Raksriaksorn
    -----------------------------             ---------------------------
    Vichai Raksriaksorn, Chairman              Vichai Raksriaksorn, Chairman
    On behalf of its shareholders              On behalf of its shareholders


J.M.T. Duty Free Co., Ltd.



By: /s/ Vichai Raksriaksorn
    ------------------------------
    Vichai Raksriaksorn, Chairman
    On behalf of 95% of its shareholders


Immune America, Inc.                      Halter Capital Corporation


By: /s/ Glenn A. Little                    By: /s/ Kevin B. Halter, Jr.
    ------------------------------             ------------------------
    Glenn A. Little, President                 Kevin B. Halter, Jr. Vice Pres.

                                    EXHIBIT 3


                          CERTIFICATE OF AMENDMENT OF
                           ARTICLES OF INCORPORATION

Immune America, Inc., a corporation organized under the laws of the State of Nevada, by its President and Secretary does hereby certify:

1. That the board of directors of said corporation by unanimous written consent dated May 1, 1997 and the shareholders of the Corporation at a meeting duly called and held May 24, 1997, adopted a resolution declaring that the following change and amendment in the articles of incorporation is advisable.

RESOLVED that Article 1 of said articles of incorporation be amended to read as follows: The name of the corporation is King Power International Group Co., Ltd.

2. That the number of shares of the corporation outstanding and entitled to vote on an amendment to the articles of incorporation is 275,316; that the said change and amendment was approved at said shareholders meeting by stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

IN WITNESS WHWEREOF: the said President has caused this certificate to be signed by its President and its Secretary and its corporate seal to be affixed this 11th day of June 1997.


By: /s/ Glenn Little
    -------------------------
    Glenn Little, President


By: /s/ Kevin B. Halter, Jr.
    -------------------------
    Kevin B. Halter, Jr., Secretary


State of Texas
County of Midland

On June 11, 1997 Glenn Little personally ppeared before me a Notary who acknhowledges and he executed the above instrument.

By: /s/ Terri L. Kelly
    -------------------
    Terri L. Kelly, Notary Public
                                                         [Notary Seal]

State of Texas
County of Dallas                [Notary Seal]

On June 11, 1997 Kevin B. Halter, Jr. personally appeared before me, a Notary Public, who acknowledged and he executed the above instrument.

By: /s/ Adrienne Beam
    ------------------
    Adrienne Beam, Notary Public


State of Nevada
Secretary of State

I hereby certify that this is a true and complete copy of the document as filed in this office June 12, 1997.

                                       By: /s/ Dean Heller
                                           -----------------------------------
                                           Dean Heller, Secretary of State

                                       By: /s/ Mary M. Rojas
                                           -----------------------------------
                                           Mary M. Rojas

                                   EXHIBIT 99

                              LIST OF SHAREHOLDERS


Name and Address                                          Number of Shares Owned

Viratana Suntaranond                                                   3,000,000
141-143-145 SUKA 1 RACHABOPHIT PANAKORN, BANGKOK, THAILAND

Umaratana Suntaranond                                                  1,000,000
141-143-145 SUKA 1 RACHABOPHIT PANAKORN, BANGKOM, THAILAND

Pipat Suntaranond                                                         50,000
141-143-145 SUKA 1 RACHABOPHIT PANAKORN, BANGKOM, THAILAND

Piroon Suntaranond                                                        50,000
141-143-145 SUKA 1 RACHABOPHIT PANAKORN, BANGKOM, THAILAND

Rachaneewan Suntaranond                                                   50,000
141-143-145 SUKA 1 RACHABOPHIT PANAKORN, BANGKOM, THAILAND

Kanokwan Suntaranond                                                      50,000
31 YASOOB 1 LADYAO JATUJAK, BANGKOK, THAILAND

Mana Suravoranond                                                        920,500
316-318 CHOMPOL ROAD, AMPHUR MAUNG, NAKORNRAJASIMA PROVINCE, THAILAND

Surasak Patranonutai                                                     334,617
79/12 SOI LADPRAO 35 LADPRAO ROAD, LADYAO JATUJAK, BANGKOK, THAILAND

Vichai Raksriaksorn                                                    6,000,000
20 SOI SUKHUMVIT 64 BANGCHAK PRAKANONG, BANGKOK, THAILAND

Aimon Boonkhandha                                                      3,000,000
600/1013 MU 14 KOOKOT LAMLUKKA PATHUMTHANI, THAILAND

Suwan Panyapas                                                            92,000
888/60-62 PLOENCHIT ROAD, LUMPINI PATUMWAN, BANGKOK, THAILAND

Voramas Raksriksorn                                                      386,000
20 SOI SUKHUMVIT 64 BANGCHAK PRAKANONG, BANGKOK, THAILAND

Napaporn Jitjaruek                                                         1,000
53/28 LARDPROUND 15 ROAD, BANGKOK, THAILAND

Sirima Wanichanon                                                          1,000
224 SOI SUKHUMVIT 101 PRAKANONG BANGKOK, THAILAND

Pornkamol Wongpiboonpol                                                    1,000
21/5 INTRAPITHAK ROAD, THONBURI BANGKOK, THAILAND

Apipong Nantaphatravit                                                       500
39/236 SOI THAKHAM RAMA 2 ROAD, THAKHAM BANGKHUNTHIEN, BANGKOK, THAILAND

Opas Weerawuthiwong                                                          500
33/104 ST. LOUIS SOI 3 SOUTH SATHORN ROAD, SATHORN, BANGKOK, THAILAND

Silkwood Capital Limited                                                 350,000
NO. 1, LANE 1, CHENG TEH ROAD, SECTION 7, TAIPEI, TAIWAN

Lao Trai-Khoksoong                                                         5,000
45/29 MOO 6 TA-RAENG BANGKHEN, BANGKOK, THAILAND

Ting Hoi Ti                                                              150,000
Room 408, NO. 62 MODY ROAD, TSIMSHATSUI, KOWLOON, HONG KONG

Niphon Raksriakorn                                                     1,047,883
24/9-10 SOI RONGLENGDEK BAMRUNGMUANG ROAD, MAHANAK POMPRAP, BANGKOK, THAILAND

Vichitra Boonkhundha                                                     360,000
199 SOI RAMKAMHAENG 64 HUAMARK BANGKAPI, BANGKOK, THAILAND

Orapim Vivittaporn                                                       566,000
232 MOO 1 KURABURIPANG-NGA THAILAND

Somchai Raksriaksorn                                                     257,000
60/6 SOI RONGMUANG 1 RONGMUANG BANGKOK, THAILAND

Malee Raksriaksorn                                                       150,000
24/9-10 SOI RONGLENGDEK BAMRUNGMUANG ROAD, MAHANAK POMPRAP, BANGKOK, THAILAND

Capitalux Co., Ltd.                                                      815,000
888/60-62 PLOENCHIT ROAD, LUMPINI PATUMWAN, BANGKOK, THAILAND

Wei Wing Cheng                                                            20,000
159/26 SOI CHONGSA-ARD LADYAO CHATUCHAK, BANGKOK, THAILAND

Thongchai Boonkhundha                                                     20,000
199 SOI RAMKAMHAENG 64 HUAMARK BANGKAPI BANGKOK, THAILAND

Thaweechok Boonkhundha                                                    10,000
199 SOI RAMKAMHAING 64 HUAMARK BANGKAPI BANGKOK,  THAILAND

Auemporn Boonkhundha                                                       5,000
199 SOI RAMKAMHAING 64 HUAMARK BANGKAPI BANGKOK, THAILAND

Prajug Inaree                                                              5,000
16/1 SOI SUKHUMVIT 64 BANGCHAK PRAKANONG, BANGKOK, THAILAND

Jongchai Thiangtham                                                       20,000
189/58 PRAPINKLAO ROAD, BANGYEEKHAN BANGPLAD, BANGKOK, THAILAND

Sombat Thorntham                                                          20,000
189/58 PRAPINKLAO ROAD, BANGYEEKHAN BANGPLAD, BANGKOK, THAILAND

Kannika Aviruth                                                            1,500
400/151-2 SOI ORN-NUCH 48 SUKHUMVIT 77 BANGKOK, THAILAND

Pornchai Pornsirigosol                                                     1,500
400/151-2 SOI ORN-NUCH 48 SUKHUMVIT 77 BANGKOK, THAILAND

Fusak Thammasumet                                                          3,000
89/487 ORAN 2 SUKAPIBARN 1 BUNGKUM BANGKOK, THAILAND

Orawan Smittinet                                                           3,000
69 SAWANG ROAD, MAHAPRUTTARAM BANGKAPI, BANGKOK, THAILAND

Unchalee Ruchipong                                                         1,000
4126 DINDAENG ROAD, DINDAENG BANGKOK, THAILAND

Kornkanok Mettaphunt                                                       1,000
62/24 BANGKHUNNOND BANGKOKNOI, BANGKOK, THAILAND

Sombat Dechapanichkul                                                     10,000
265-267 YAOWARAT ROAD, SAMPHANTAWONG, BANGKOK, THAILAND

Banchar Chanttadilok                                                      10,000
269/175 CHARANSANITWONG 35 BANGKHUNSRI, BANGKOK, THAILAND

Malee Aviruth                                                             10,000
1879/1 PHARAM 4 ROAD, LUMPINI PATHUMWAN, BANGKOK, THAILAND

Anocha Kumnerdngam                                                         5,000
1107/22 SOI CHAROENNAKORN 21 KLONGSAN, BANGKOK, THAILAND

Thammanoon Sae-Chang                                                       5,000
29 SOI TAKINDAENG 20 KLONGSAN, BANGKOK, THAILAND

Pichai Pitakchaisuk                                                        5,000
100/14 CHONGNONTRE YANNAWA BANGKOK, THAILAND

Pochanalai Boonkhundha                                                     5,000
199 TARANTHIP HOME SUKHAPIBAN 3 HUAMARK, BANGKOK, THAILAND

Chulaluck Petchpradub                                                      1,000
2/50 MOO 5 VIBHAVADEE-RUNGSIT ROAD, THUNGSONGHONG DONMUANG, BANGKOK, THAILAND